Nasdaq: HMST 4th Quarter 2024 January 27, 2025

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, our industry, our future financial performance, business plans and expectations, including expectations relating to decreases in interest rates and the impact of such decreases on the Company, impact of loan sales on the Company, and return to profitability and timing of such achievement. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding anticipated business plans and strategies, general economic trends, strategic initiatives we have announced, growth scenarios and performance targets and key drivers guidance with respect to loans held for investment, average deposits, net interest margin, noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2023 as amended by our annual report on Form10- K/A filed on April 29, 2024, and in our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Many of these factors and events and their impact on the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include but not limited to the following: (1) changes in the interest rate environment and in expectation of reduction in short-term interest rates; (2) our ability to pay off more expensive debt that we hold; (3) changes in the U.S. and global economies, including business disruptions, reductions in employment, inflationary pressures and an increase in business failures, specifically among our customers; (4) our ability to attract and retain key members of our senior management team; (5) changes in deposit flows, loan demand or real estate values may adversely affect the business of our primary subsidiary, HomeStreet Bank (the “Bank”), through which substantially all of our operations are carried out; (6) there may be increases in competitive pressure among financial institutions or from non-financial institutions; (7) our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or the Bank; (8) the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; (9) our ability to control operating costs and expenses; (10) our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; (11) the adequacy of our allowance for credit losses; (12) changes in accounting principles, policies or guidelines may cause our financial condition to be perceived or interpreted differently; (13) legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; (14) general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; (15) challenges our customers may face in meeting current underwriting standards may adversely impact all or a substantial portion of the value of our rate-lock loan activity we recognize; (16) technological changes may be more difficult or expensive than what we anticipate; (17) a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third-party providers and vendors, including due to cyber-attacks; (18) success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; (19) our ability to efficiently manage our costs; (20) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; and (21) litigation, investigations or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what we anticipate. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. As used in this presentation, "HMST," "HomeStreet," the "Company," "we," "us," "our," or similar references refer to HomeStreet, Inc., a Washington corporation, and its consolidated subsidiary, HomeStreet Bank (the "Bank"). Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net loss of $123.3 million, or $6.54 per share • Core net loss of $5.1 million, or $0.27 per share • Net interest margin of 1.38% • Loans held for investment decreased by $1.1 billion • Deposits (excluding broker deposits), – average deposits: $80 million higher in the fourth quarter compared to the third quarter – total deposits: decreased $33 million from 9/30/24 to 12/31/24 • Uninsured deposits were $581 million as of December 31, 2024 (9% of total deposits) • Nonperforming assets to total assets: 0.71% on December 31, 2024 • A $53 million deferred tax allowance, which include the deferred tax benefit of unrealized losses in our available for sale securities portfolio, was recorded as a result of accounting rules which require an allowance if there are three years of cumulative losses • Book value per share: $21.05 on December 31, 2024 • Tangible book value per share and estimated tangible fair value per share: $20.67(1) and $12.41(1), respectively, on December 31, 2024 Sale of loans and decreasing interest rates positively impact HomeStreet’s expected results of operations in 2025 and beyond (1) See appendix for reconciliation of these non-GAAP financial measures. Strategic Matters • Sold $990 million of multifamily loans in the fourth quarter of 2024 • Loss on sale: $88.8 million • Weighted average rate on loans sold: 3.30% • Proceeds used to payoff higher cost wholesale funding • Impact includes acceleration of expected return to profitability, improved liquidity and reductions in commercial real estate concentration • Improved loan to deposit ratio 97.4% Expected impact of decreasing interest rates • Reduction in funding costs and increase in interest margin in the first quarter and beyond

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (56) Primary stand-alone insurance office (1) Primary stand-alone lending centers (3)HomeStreet p. 3 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • Total assets $8.1 billion Market Focus: • Seattle / Puget Sound • Southern California • Portland, OR • Hawaiian Islands • Idaho/Utah(Single Family Construction Lending)

p. 4 • Low level of uninsured deposits • Diversified deposit base • Continuing ability to attract new deposit clients • Strong on balance sheet and contingent Liquidity • Loan originations focus is on variable rate products Funding Overview

p. 5 Diversified Deposit Base: • The average balance of our noninterest-bearing consumer deposit accounts as of December 31, 2024, was $7,000 and overall average consumer deposit account balance was $30,000. • The average balance of our noninterest-bearing business deposit accounts as of December 31, 2024, was $63,000 and overall average business deposit account balance was $95,000. • As a percentage of our deposit portfolio, our top ten customers make up only 3.2% of our total deposit balances. • Uninsured deposits of $581 million as of December 31, 2024 (9% of total deposits) Continuing ability to attract new deposit clients • Our branch system added 83 new business customers in Q4 2024. • Commercial banking added 21 new customers in Q4 2024. Liquidity: • Our on-balance sheet liquidity as of December 31, 2024, was 21%. • Proceeds from sale of multifamily loans used to paydown wholesale funding. • Our available contingent liquidity borrowing sources ($5.2 billion) equal to 80% of the total amount of deposits outstanding as of December 31, 2024. • Optimizing funding costs by utilizing least cost option (borrowings / brokered deposits) Liquidity Considerations

$8.92 $9.09 $8.86 $8.73 $8.72 4.52 4.54 4.59 4.56 4.53% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% $5 $6 $6 $7 $7 $8 $8 $9 $9 4Q23 1Q24 2Q24 3Q24 4Q24 Investment Securities Loans Average Yield Interest-Earning Assets p. 6 Average Balances $ Billions Average Rate Percent $35.0 $32.2 $29.7 $28.6 $29.6 1.59% 1.44% 1.37% 1.33% 1.38% 10 15 20 25 30 35 40 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income Net Interest Margin Net Interest Income & Margin $ Millions $7.39 $7.53 $7.37 $7.22 $7.25 3.55% 3.74% 3.87% 3.90% 3.79% 2.58% 2.59% 2.77% 2.77% 2.65% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% $4 $5 $5 $6 $6 $7 $7 $8 $8 4Q23 1Q24 2Q24 3Q24 4Q24 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances $ Billions 19% 20% 19% 20% 19% 33% 33% 32% 31% 30% 48% 47% 49% 49% 51% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $- $1 $2 $3 $4 $5 $6 $7 $8 4Q23 1Q24 2Q24 3Q24 4Q24 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Consumer Deposits Deposits Period End Balances $ Billions $6.76 $6.49 $6.53 $6.44 $6.41

$11.0 $9.5 $13.2 $11.1 $10.7 $0 $10 $20 4Q23 1Q24 2Q24 3Q24 4Q24 Net Gain on Single Family Loan Sales Net Gain on Commercial & CRE Loan Sales(1) Loan Servicing Income Deposit Fees Other Noninterest Income p. 7 $ Millions Other consists of BOLI, SBIC, insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income (1) Excludes $88.8 million extraordinary loss on loan sale in the fourth quarter of 2024

Noninterest Expense p. 8 $ Millions 1.0% 2.0% 3.0% 4.0% 5.0% $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Average Assets Core Operating Expenses Operating Expenses Operating Expense compared to Average Assets Operating Expenses, annualized $49.5 $52.2 $50.9 $49.2 $44.0 875 858 840 819 792 ($10) $0 $10 $20 $30 $40 $50 $60 4Q23 1Q24 2Q24 3Q24 4Q24 Loss on Debt Extinguishment and Merger Expenses General, Administrative and Other Information services Occupancy Compensation & Benefits FTE

C&I (1) 11% CRE Perm Nonowner 9% Multifamily 48% Construction All Types 7% Home Equity & Other 7% Single Family 18% Loan Portfolio – December 31, 2024 p. 9 A highly diversified loan portfolio by product and geography. Multifamily 72% Industrial 5% Office 9% Retail 7% Other 7% Permanent CRE by Property Type: $3.9 Billion (1) Custom Home Construction 9% Multifamily Construction 21% CRE 2%Residential Construction 46% Land & Lots 22% Construction by Property Type: $473 Million Loan Composition: $6.2 Billion (1) - Includes owner occupied CRE

[HomeStreet]

Permanent Commercial Real Estate Lending Overview December 31, 2024


CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)


11%
4%
45%
14%
9%
17%
Multifamily


8%
14%
43%
31%
2%
2%
Industrial / Warehouse


13%
16%
14%
48%
4%
5%
Office


2%
19%
45%
19%
8%
7%
Retail


7%
15%
30%
31%
5%
12%
Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 60%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 59%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 65%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 55%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

12/31/2024 Balances Outstanding Totaling $3.9 Billion

Multifamily
- Balance: $2.8B
- % of Balances: 72%
- Portfolio Avg. LTV ~ 56%[1]
- Portfolio Avg. DSCR ~ 1.51x
- Avg. Loan Size: $5.6M
- Largest Dollar Loan: $48.0M

Industrial / Warehouse
- Balance: $199M
- % of Balances: 5%
- % Owner Occupied: 53%
- Portfolio LTV ~ 46%[1]
- Portfolio Avg. DSCR ~ 2.09x
- Avg. Loan Size: $2.5M
- Largest Dollar Loan: $21.3M

Office
- Balance: $345M
- % of Balances: 9%
- % Owner Occupied: 29%
- Portfolio LTV ~ 51%[1]
- Portfolio Avg. DSCR ~ 1.64x
- Avg. Loan Size: $2.3M
- Largest Dollar Loan: $23.4M

Retail
- Balance: $270M
- % of Balances: 7%
- % Owner Occupied: 25%
- Portfolio LTV ~ 45%[1]
- Portfolio Avg. DSCR ~ 1.85x
- Avg. Loan Size: $2.9M
- Largest Dollar Loan: $15M

Other
- Balance: $272M
- % of Balances: 7%
- % of Owner Occupied: 32%
- Portfolio LTV ~ 46%[1]
- Portfolio Avg. DSCR ~ 1.84x
- Avg. Loan Size: $5.7M
- Largest Dollar Loan: $32.7M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($53.5 million), Hotels ($12.2 million), and Churches ($8.0 million).**

(1) Property values as of origination date.

p. 10

Construction Lending Overview December 31, 2024

[HomeStreet]

Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)


2%
6%
3%
18%
4%
5%
61%

Custom Home Construction


45%
44%
11%

Multifamily


100%

CRE


15%
21%
18%
9%
4%
28%
5%

Residential Construction


9%
8%
35%
8%
2%
20%
18%

Land and Lots

Loan Characteristics

- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Avg. LTV @ Orig. ~ 67%
- Liquidity and DSC covenants

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Avg. LTV @ Orig. ~ 40%
- Liquidity and DSC covenants

- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Avg. LTV @ Orig. ~ 69%

- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Avg. LTV @ Orig. ~ 70%

12/31/2024 Balances Outstanding Totaling $473 Million

- Balance: $42M
- Unfunded Commitments: $17M
- % of Balances: 9%
- % of Unfunded Commitments: 5%
- Avg. Loan Size: $976K
- Largest Dollar Loan: $2.1M

- Balance: $99M
- Unfunded Commitments: $7M
- % of Balances: 21%
- % of Unfunded Commitments: 2%
- Avg. Loan Size: $16.5M
- Largest Dollar Loan: $31.3M

- Balance: $7M
- Unfunded Commitments: $11M
- % of Balances: 2%
- % of Unfunded Commitments: 4%
- Avg. Loan Size: $3.6M
- Largest Dollar Loan: $7.2M

- Balance: $219M
- Unfunded Commitments: $248M
- % of Balances: 46%
- % of Unfunded Commitments: 81%
- Avg. Loan Size: $484K
- Largest Dollar Loan: $11.2M

- Balance: $106M
- Unfunded Commitments: $23M
- % of Balances: 22%
- % of Unfunded Commitments: 8%
- Avg. Loan Size: $1.2M
- Largest Dollar Loan: $7.2M

Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types.

p. 11

Single Family Lending and Home Equity Line of Credit (HELOC) Overview December 31, 2024 p. 12 Single family Loan Characteristics • Balance: $1.11B • $87.66M Gov't Guaranteed • $300.6M Conventional Fixed Rate • $720.3M Conventional Variable Rate • Average Term Remaining: 289 Months • Average Term Remaining Conventional Variable Rate: 304 Months • Average Current LTV: 63.03% • DTI Initial: 31.63% • Average Loan Size: $533 thousand • Largest Dollar Loan: $2.5M • Average Current Interest Rate 4.212% • Balance: $405.1M • Available Line: $604.2M • Average Loan Size: $72K • Largest Loan Size: $1M • Average FICO: 771 • Portfolio CLTV: 62.46% • Average Current Interest Rate: 8.578% 30% 14%30% 5% 2% 4% 12%1% 2% Single Family Geographical Distribution (Balances) Single Family Lending 29% 20%11% 6% 3% 1% 28% 1% 1% Home Equity Line of Credit Seattle Metro Puget Sound Other WA Other Portland Metro OR Other Hawaii California Utah Idaho Other: AZ, CO HELOC Geographical Distribution (Balances) HELOC Loan Characteristics

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of December 31, 2024 p. 13 21% 15% 15%13% 10% 5% 4% 4% 4% 9% Health Care and Social Assistance Finance and Insurance Manufacturing Wholesale Trade Construction Professional, Scientific and Technical Services Real Estate and Rental and Leasing Information Administrative and Support and Waste Management and Remediation Services All Other $312.0M

The content Operational Metric: Net Promotor Score  We are pleased to announce that we achieved a Net Promotor Score (NPS) of 38 in 2023– exceeding the bank industry benchmark for the eighth consecutive year.  The NPS is a measure of customer satisfaction calculated based on responses to a single question: How likely is it that you would recommend HomeStreet Bank to a friend or colleague? To calculate the bank’s latest NPS rating, we surveyed 33,000 checking customers and received more than 2,000 survey responses. 14 37 50 56 60 53 44 40 38 2016 2017 2018 2019 2020 2021 2022 2023 HomeStreet Bank Net Promoter Score NPS Bank Industry NPS** 87 65 57 57 57 38 38 37 24 20 -1 -1 Industry NPS Benchmarks US Bank* BECU*** USAA* WaFd Bank**** Wells Fargo* HomeStreet Bank KeyBank* Bank of America* Bank Industry Average** Banner Bank* Sources: *NetPromoterScore.guru (estimated Net Promoter Score based on the publicly available information including the sentiment of the company- related tweets, 3rd party reviews, and Alexa ratings), **Qualtrics XM institute, ***BECU Annual Report Summary 2022, and ****WaFD Bank Investor Presentation 2023.

Appendix

Results of Operations

HomeStreet

$ Thousands, Except Per Share Data	Quarter Ended Dec. 31, 2024	Sep. 30, 2024	June 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Net Interest Income	$29,616	$28,619	$29,701	$32,151	$34,989
Provision for Credit Losses	-	-	-	-	445
Noninterest Income	(78,124)	11,058	13,227	9,454	10,956
Noninterest Expense	43,953	49,166	50,931	52,164	49,511
Net income (loss)					
Before Income Tax (Benefit) Expense	(92,461)	(9,489)	(8,003)	(10,559)	(4,011)
Total	(123,327)	(7,282)	(6,238)	(7,497)	(3,419)
Net Income (Loss) per fully diluted share	($6.54)	($0.39)	($0.33)	($0.40)	($0.18)
Core Net Income (Loss)[1]					
Total	($5,140)	($5,999)	($4,341)	($5,469)	($2,249)
Net Income (Loss) per fully diluted share	($0.27)	($0.32)	($0.23)	($0.29)	($0.12)
ROAA - annualized	(5.38%)	(0.32%)	(0.27%)	(0.32%)	(0.15%)
Core ROAA [1] - annualized	(0.22%)	(0.26%)	(0.19%)	(0.23%)	(0.10%)
ROAE - annualized	(92.7)%	(5.4)%	(4.8)%	(5.6)%	(2.6)%
Core ROAE - annualized	(3.9%)	(4.5%)	(3.3%)	(4.1%)	(1.7%)
ROATE[1] - annualized	(93.7)%	(5.1)%	(4.5)%	(5.3)%	(2.2)%
Core ROATE[1] - annualized	(3.5)%	(4.2)%	(3.0)%	(3.8)%	(1.3)%
Net Interest Margin	1.38%	1.33%	1.37%	1.44%	1.59%
Efficiency Ratio [1]	115.6%	118.7%	111.9%	118.0%	105.9%
Full-Time-Equivalent Employees	792	819	840	858	875
Tier 1 Leverage Ratio (Bank)	7.30%[2]	8.59%	8.44%	8.34%	8.50%
Total Risk-Based Capital (Bank)	13.02%	13.41%	13.29%	13.34%	13.49%
Common Equity Tier 1 Capital (Bank)	12.27%	12.75%	12.62%	12.67%	12.79%
Tier 1 Leverage Ratio (Company)	5.77% [2]	7.04%	6.98%	6.90%	7.04%
Total Risk-Based Capital (Company)	12.23%	12.70%	12.67%	12.70%	12.84%
Common Equity Tier 1 Capital (Company)	8.62%	9.50%	9.49%	9.55%	9.66%

(1) See appendix for reconciliation of these non-GAAP financial measures.
(2) This ratio is computed using average assets and the timing of the $990 million loan sale at the end of the fourth quarter of 2024 impacted this measure. Had the loan sale happened at the beginning of the fourth quarter of 2024, the ratios for the Bank and the Company would have been 8.17% and 6.46%, respectively.

p. 16

Selected Balance Sheet and Other Data As of: $ Thousands, except per share data Dec. 31, 2024 Sep. 30, 2024 June 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Loans Held For Sale $20,312 $38,863 $29,781 $21,102 $19,637 Loans Held for Investment, net 6,193,053 7,294,603 7,340,309 7,405,052 7,382,404 Allowance for Credit Losses 38,743 38,651 39,741 39,677 40,500 Investment Securities 1,057,006 1,158,035 1,160,595 1,191,108 1,278,268 Total Assets 8,123,698 9,201,285 9,266,039 9,455,182 9,392,450 Deposits 6,413,021 6,435,404 6,532,470 6,491,102 6,763,378 Borrowings 1,000,000 1,896,000 1,886,000 2,094,000 1,745,000 Long-Term Debt 225,131 225,039 224,948 224,857 224,766 Total Shareholders’ Equity 396,997 538,315 520,117 527,333 538,387 Other Data: Book Value per Share $21.05 $28.55 $27.58 $27.96 $28.62 Tangible Book Value per Share(1) $20.67 $28.13 $27.14 $27.49 $28.11 Shares Outstanding 18,857,565 18,857,565 18,857,565 18,857,566 18,810,055 Loans to Deposit Ratio (Bank) 97.4% 113.5% 112.6% 114.3% 109.4% Asset Quality: ACL to Total Loans(2) 0.63% 0.53% 0.55% 0.54% 0.55% ACL to Nonaccrual Loans 70.4% 95.9% 109.3% 80.2% 103.9% Nonaccrual Loans to Total Loans 0.88% 0.55% 0.49% 0.66% 0.53% Nonperforming Assets to Total Assets 0. 71% 0. 47% 0.42% 0.56% 0.45% Nonperforming Assets $57,814 $43,320 $39,374 $52,584 $42,643 p. 17 (1) See appendix for reconciliation of this non-GAAP financial measure. (2) This ratio excludes balances insured by the FHA or guaranteed by the VA or SBA.

Loans Held for Investment Balance Trend p. 18 $ Millions Dec. 31, 2024 Sep. 30, 2024 June 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Non-owner Occupied CRE $571 9% $591 8% $613 8% $633 9% $642 9% Multifamily 2,992 48% 3,951 54% 3,935 54% 3,930 53% 3,940 53% Construction / Land Development 473 8% 535 7% 531 7% 575 8% 566 8% Total CRE Loans $4,036 65% $5,077 69% $5,079 69% $5,138 70% $5,148 70% Owner Occupied CRE $362 6% $365 5% $372 5% $382 5% $391 5% Commercial Business 312 5% 346 5% 377 5% 388 5% 359 5% Total C&I Loans $674 11% $711 10% $749 10% $770 10% $750 10% Single Family $1,109 18% $1,138 15% $1,152 16% $1,150 15% $1,140 15% Home Equity and Other 413 6% 407 6% 400 5% 387 5% 385 5% Total Consumer Loans $1,522 24% $1,545 21% $1,552 21% $1,537 20% $1,525 20% Total Loans Held for Investment $6,232 100% $7,333 100% $7,380 100% $7,445 100% $7,423 100%

Loan Originations and Advances Trend p. 19 $ Millions Dec. 31, 2024 Sep. 30, 2024 June 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Non-owner Occupied CRE $0 0% $0 0% $1 1% $1 0% $12 4% Multifamily 80 29% 49 17% 17 6% 1 0% 2 1% Construction / Land Development 123 44% 160 57% 153 54% 157 55% 159 53% Total CRE Loans $203 73% $209 74% $171 61% $159 55% $173 58% Owner Occupied CRE $4 2% $0 0% $1 0% $1 0% $8 3% Commercial Business 29 10% 13 5% 39 14% 62 22% 21 7% Total C&I loans $33 12% $13 5% $40 14% $63 22% $29 10% Single Family $6 2% $16 6% $33 12% $32 11% $62 21% Home Equity and Other 37 13% 42 15% 38 13% 34 12% 34 11% Total Consumer loans $43 15% $58 21% $71 25% $66 23% $96 32% Total $279 100% $280 100% $282 100% $288 100% $298 100%

Allowance for Credit Losses by Product Type p. 20 $ Thousands Dec. 31, 2024 Sep. 30, 2024 Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $1,789 0.31% $1,812 0.31% Multifamily 15,340 0.51% 15,760 0.40% Construction/Land Development Multifamily Construction 874 0.88% 1,389 0.88% CRE Construction 69 0.63% 82 0.85% Single Family Construction 6,952 2.17% 7,187 2.29% Single Family Construction to Permanent 191 0.46% 255 0.47% Total CRE 25,215 0.62% 26,485 0.52% Owner Occupied CRE 593 0.16% 639 0.18% Commercial Business 5,935 1.92% 4,472 1.30% Total C&I 6,528 0. 98% 5,111 0. 72% Single Family 3,714 0.36% 3,804 0.36% Home Equity and Other 3,286 0.80% 3,251 0.80% Total Consumer 7,000 0.49% 7,055 0.49% Total Allowance for Credit Losses $38,743 0.63% $38,651 0.53% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA.

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended Dec. 31, 2024 Sep. 30, 2024 June 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Tangible Book Value per Share Shareholders’ Equity $396,997 $538,315 $520,117 $527,333 $538,387 Less: Intangibles (7,141) (7,766) (8,391) (9,016) (9,641) Tangible Shareholders’ Equity $389,856 $530,549 $511,726 $518,317 $528,746 Common Shares Outstanding 18,857,565 18,857,565 18,857,565 18,857,566 18,810,055 Computed Amount $20.67 $28.13 $27.14 $27.49 $28.11 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $389,856 $530,549 $511,726 $518,317 $528,746 Tangible Assets Total Assets $8,123,698 $9,201,285 $9,266,039 $9,455,182 $9,392,450 Less: Intangibles (7,141) (7,766) (8,391) (9,016) (9,641) Net $8,116,557 $9,193,519 $9,257,648 $9,446,166 $9,382,809 Ratio 4.8% 5.8% 5.5% 5.5% 5.6% Core net income (loss) Net income (loss) $(123,327) $(7,282) $(6,238) $(7,497) $(3,419) Adjustments (tax effected) Loss on loan sale 67,058 _ _ _ _ Merger related expenses (2,534) 1,283 1,897 2,028 1,170 Loss on debt extinguishment 353 _ _ _ _ Deferred tax asset allowance 53,310 -_ -_ -_ -_ Total $(5,140) $(5,999) $(4,341) $(5,469) $(2,249) Fully diluted shares 18,857,565 18,857,565 18,857,566 18,856,870 18,807,965 Computed amount ($0.27) ($0.32) ($0.23) ($0.29) ($0.12) p. 21

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended Dec. 31, 2024 Sep. 30, 2024 June 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Return on Average Tangible Equity Average Shareholders’ Equity $529,299 $531,608 $522,904 $537,627 $513,758 Less: Average Goodwill and Other Intangibles (7,542) (8,176) (8,794) (9,403) (10,149) Average Tangible Equity $521,757 $523,432 $514,110 $528,224 $503,609 Core Net Income (Loss) (per above) ($5,140) ($5,999) ($4,341) ($5,469) ($2,249) Amortization of Core Deposit Intangibles (net of tax) 487 488 487 488 615 Tangible Income (Loss) Applicable to Shareholders ($4,653) ($5,511) ($3,854) ($4,981) ($1,634) Ratio (3.5%) (4.2%) (3.0%) (3.8%) (1.3%) Return on Average Assets - Annualized core Average Assets $9,127,103 $9,138,291 $9,272,131 $9,502,189 $9,351,866 Core Net Income (per above) ($5,140) ($5,999) ($4,341) ($5,469) ($2,249) Ratio (0.22%) (0.26%) (0.19%) (0.23%) (0.10%) Effective Tax Rate Used in Computations Above 22.0% 22.0% 22.0% 22.0% 22.0% p. 22

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Dec. 31, 2024 Sep. 30, 2024 June 30, 2024 Mar. 31, 2024 Dec. 31, 2023 Efficiency Ratio Noninterest Expense $43,953 $49,166 $50,931 $52,164 $49,511 Adjustments: Merger related expenses 3,249 (1,645) (2,432) (2,600) (1,500) Loss on debt extinguishment (452) - - - - State of Washington Taxes (157) (438) (463) (452) 659 Adjusted Total $46,593 $47,083 $48,036 $49,112 $48,670 Total Revenues Net Interest Income $29,616 $28,619 $29,701 $32,151 $34,989 Noninterest Income (78,124) 11,058 13,227 9,454 10,956 Loss on loan sale 88,818 Total Revenues $40,310 $39,677 $42,928 $41,605 $45,945 Ratio 115.6% 118.7% 111.9% 118.0% 105.9% Efficiency Ratio- excluding SFL Noninterest Expense (per above) $46,593 $47,083 $48,036 $49,112 $48,670 Less: SFL direct expense* (5,837) (6,126) (5,905) (5,608) (5,097) Net 40,756 40,957 42,131 43,504 43,573 Revenue (per above) $40,310 $39,677 $42,928 $41,605 $45,945 Less: SFL Revenue (3,942) (4,341) (4,777) (3,905) (3,928) Net 36,368 35,336 38,151 37,700 42,017 Ratio 112.1% 115.9% 110.4% 115.4% 103.7% Efficiency Ratio – SFL* 148.1% 141.1% 123.6% 143.6% 129.8% *excludes allocations of SFL indirect expenses due to the potential volatility of these expenses p. 23

Non-GAAP Financial Measures (continued) $ Thousands, except share data As of or for the Quarter Ended December 31, 2024 Carrying Value Fair Value Changes in Value Tangible Fair Value Per Share Tangible Shareholder’s Equity $389,856 Assets: Investment Securities HTM $2,301 $2,273 $(28) Loans held for investment 6,193,053 5,865,713 (327,240) MSRs – multifamily and SBA 26,565 32,361 5,796 Liabilities: Certificates of deposit 3,276,772 3,262,350 5,422 Borrowings 1,000,000 1,001,873 (1,873) Long term debt 225,131 184,124 41,007 Total Change in Value (277,016) Deferred tax asset allowance 53,310 Deferred taxes at 24.5% 67,869 $234,019 Shares outstanding 18,857,565 Computed Amount $12.41 p. 24

Non-GAAP Financial Measures (continued) p. 25 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non- GAAP measures of financial performance. In this presentation, we use the following non-GAAP measures: (i) tangible common equity (also referred to as tangible shareholders’ equity) and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios; (ii) core net income (loss) which excludes the loss on loan sale of $990 million of multifamily loans due to the unusual nature and size of the loan sale, the deferred tax asset allowance because it is a significant unusual item, goodwill impairment charges because they are an unusual nonrecurring item, loss on debt extinguishment and merger related expenses as we believe this is a better comparison to be used in projecting future results; (iii)tangible fair value per share as we believe this information provides an estimate of what the current value per share is of the Company’s net assets; and (iv)an efficiency ratio, which is the ratio of noninterest expense to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes, and we believe including them in noninterest expense impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non- GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non- GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirements. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other parties in the evaluation of companies in our industry. Rather, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. We have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure.